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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


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                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(B) OR (G) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                INTERCORP EXCELLE INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     ONTARIO                                                                 N/A
------------------------                                                 -------
(STATE OR JURISDICTION                                             (IRS EMPLOYER
OF INCORPORATION)                                            IDENTIFICATION NO.)

                                                                         M9L 2V4
1880 ORMONT DRIVE                                                        -------
TORONTO, ONTARIO, CANADA                                              (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section 12(b)        securities pursuant to Section
of the Exchange Act and is effective        12(g) of the Exchange Act and is
pursuant to General                         effective pursuant to General
Instruction A(c) please check               Instruction A(d), please
the following box.  /X/                     check the following box.  / /

Securities Act registration statement file number to which this form relates: 333-7202

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                    EACH CLASS IS TO BE REGISTERED
-------------------                    -------------------------------------

COMMON STOCK, NO PAR VALUE             BOSTON STOCK EXCHANGE
REDEEMABLE COMMON STOCK
PURCHASE WARRANTS                      BOSTON STOCK EXCHANGE

SECURITIES TO REGISTERED PURSUANT TO SECTION 12 (G) OF THE ACT:

NONE


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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              The information contained under the headings entitled "DESCRIPTION OF SECURITIES" - "Common Stock," and "DESCRIPTION OF SECURITIES" -- "Warrants" of the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-7202), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2.  EXHIBITS.

              1.   Articles of Organization of Registrant, as amended.*
              2.   Bylaws of Registrant.**
              3.   Warrant Agreement.***
              4.   Specimen Common Stock Certificate.****
              5. Specimen Redeemable Common Stock Purchase Warrant Certificate.*****



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*      To be filed, by amendment as Exhibit 3.1 to the Registrant's
       Registration Statement on Form SB-2 (Registration No. 333-7202), as amended, and incorporated herein by reference.

** Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-7202), as amended, and incorporated herein by reference.

*** Filed as Exhibit 4.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-7202), as amended, and incorporated herein by reference.

**** To be filed, by amendment, as Exhibit 4.3 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-7202), as amended, and incorporated herein by reference.

***** To be filed, by amendment, as Exhibit 4.4 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-7202), as amended, and incorporated herein by reference.



                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INTERCORP EXCELLE INC.
                                       (Registrant)


Dated:   September 10, 1997            By:   /s/ ARNOLD UNGER
                                           -----------------------------
                                            Arnold Unger
                                            Chief Executive Officer